                                                                   Exhibit 10.33

                             CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (the "Agreement") is made as of December 31,
                                     ---------
1999, by and between SYNAPSE GROUP, INC. (formerly NEWSUB SERVICES, INC.) (the "Company"), a Delaware corporation having its principal office located at Four
 -------
High Ridge Park, Stamford, Connecticut 06905, and CAMPANA LIMITED PARTNERSHIP, a limited partnership, and STUART BELL, a member of BF Partners LLC, the general partner of Campana Limited Partnership (Campana Limited Partnership and Mr. Bell being collectively referred to as the "Consultant"), the Consultant having an
                                       ----------
address of  688 North Wilton Road, New Canaan, Connecticut 06840.

                             W I T N E S S E T H :

     WHEREAS, the Consultant has substantial experience in the fields of financial consulting and mergers and acquisitions consulting; and

     WHEREAS, the Consultant has provided past consulting and advisory services to the Company and the Company desires to compensate the Consultant for such past consulting and advisory services.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1.   Consulting Services.  The Company hereby acknowledges that the
          -------------------
Consultant has provided Services (as defined below) to the Company during the period from June 1, 1996 through December 31, 1999 (the "Termination Date"). As used herein, "Services" means consulting and advisory services in connection with financial and transactional matters, including positioning the Company for a public offering of its stock or an acquisition transaction. The Consultant shall not provide Services after the Termination Date.

     2.   Fee.  In consideration for the Services, the Company shall pay the
          ---
Consultant a consulting fee of $3,453,400.00 (the "Consulting Fee").  The
                                                   --------------
Consulting Fee shall be paid in cash on the earliest to occur of (a) January 31, 2001 or (b) within ninety (90) days of the consummation of an Initial Public Offering. As used herein, "Initial Public Offering" means an underwritten
                            -----------------------
public offering of the Company's securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended. The Consulting Fee constitutes the entire compensation payable to the Consultant for any and all services heretofore or hereafter rendered to the Company or its stockholders.

     3.   Relationship of Parties.  The Consultant's relationship to the
          -----------------------
Company, to the extent that it arises under or relates to this Agreement, is that of an independent contractor. The Consultant acknowledges and agrees that the Company has no obligation to provide to the Consultant any unemployment, disability, workers' compensation or medical insurance or any other employee benefits. Neither party hereto shall be deemed the agent or legal representative of the other solely by the making of this Agreement, and the Consultant shall have no right to bind the Company to any legal commitments to third parties without the Company's prior express written authorization.

     4.   Patents, Copyrights, Tradenames, Trade Secrets and all such
          -----------------------------------------------------------
Intellectual Property.  The Consultant disclaims and renounces any interest or
---------------------
claim with respect to any intellectual property of the Company now owned by it or hereafter acquired. The Consultant agrees that all patents, trademarks, service marks, trade names, inventions, improvements, ideas, discoveries, processes, formulas, methods and similar intellectual property which he created or conceived, or participated in the creation or conception of, in connection with this Agreement are, and shall be, the sole and exclusive property of the Company without payment of any additional consideration. The Consultant agrees to disclose, deliver or assign to the Company and to no other person or entity any such property and any records, files, drawings, instruments or other documents pertaining thereto and to execute all assignments, waivers and other documents reasonably required to implement the terms of this section.

     5.   Confidentiality.  The Consultant acknowledges that much of the
          ---------------
information he obtained in the course of his engagement with the Company concerning Company policies, patents, business methods, products, systems, customer lists, marketing programs, research and development programs, ideas, inventions, plans concerning business or product development, and other such matters is valuable proprietary information and may constitute trade secrets of the Company. Therefore, the Consultant agrees that he shall take all reasonable and necessary steps to safeguard such information and he shall not disclose the same to any person or business entity, except as necessary as required by law, provided that the Consultant shall provide the Company with prompt written notice of any request for compelled disclosure. Further, the Consultant shall deliver to the Company any and all records, files, drawings or other documents containing information within the scope of the foregoing description.
Consultant agrees to maintain all unpublished information concerning the Company, its stockholders, officers, employees, customers and suppliers strictly confidential for all time.

     6.   Remedies.  The Consultant acknowledges that any breach by the
          --------
Consultant of the covenants set forth in Sections 4 and 5 of this Agreement will result in irreparable harm to the Company, and the Consultant agrees that the Company shall be entitled to obtain equitable relief for any such breach, in addition to any other remedies to which it may be entitled, without the necessity of proving irreparable harm or the inadequacy of money damages.

     7.   Dispute Resolution.
          ------------------

          (a) If any dispute arises under this Agreement that is not settled promptly in the ordinary course of business, or that does not involve a breach or alleged breach of Sections 4 or 5, the parties shall seek to resolve any such dispute between them, first, by negotiating promptly with each other in good faith in face-to-face negotiations. If the parties are unable to resolve the dispute between them within twenty (20) business days (or such period as the parties shall otherwise agree) through these face-to-face negotiations, then any such disputes shall be resolved as set forth hereafter.

          (b) All claims, disputes, controversies and other matters in question between the parties to this Agreement, arising out of, or relating to this Agreement, or the breach thereof ("Claims") which cannot be resolved by the
                                   ------
parties and which involve an amount in controversy of less than $1 million shall be settled by binding arbitration in accordance with this Agreement and the following procedure:

               (i) Any arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association ("AAA") then in effect.
                                                           ---
Said rules shall apply to the conduct of such arbitration and, in addition, each party shall have the right to take discovery of the other party by any or all methods provided in the Federal Rules of Civil Procedure. The arbitrators may upon request exclude any evidence not made available to the other party pursuant to a proper discovery request from being used in the arbitration proceeding.

               (ii) Either party shall serve upon the other party by certified mail a written demand that the claim, dispute or controversy be arbitrated, specifying in reasonable detail the nature of the dispute or claim to be submitted to arbitration. The demand shall be effective upon receipt and shall be made within a reasonable time after the claim, dispute or controversy has arisen.
               (iii) If the amount in controversy is less than $100,000, then within thirty (30) days after service of a demand for arbitration, the parties shall attempt to agree upon a single arbitrator.

               (iv) In the event the amount in controversy is $100,000 or more or the parties cannot agree upon a single arbitrator, either party may request the AA to appoint an arbitrator in accordance with its rules; except that if the parties fail to agree upon an arbitrator from the persons named by the AA or if for any reason the appointment cannot be made from the lists submitted by the AA, then each party shall appoint an arbitrator within seven (7) days thereafter and the third arbitrator shall be appointed by the AA.

               (v) The arbitration proceeding shall be held in Stamford, Connecticut.

               (vi) The arbitrators shall have no power or authority to add to or detract from the agreements of the parties.

               (vii) In case of any dispute as to the amount of any payment, the part not in dispute shall be promptly paid.

               (viii) The expenses of arbitration shall be borne equally by the Company and Consultant unless the arbitrators determine that one of the parties has not proceeded in good faith with respect to the matters submitted for arbitration, in which case such party shall bear fully the expenses of arbitration.

               (ix) Judgment may be entered on any arbitration award in any court of competent jurisdiction.

     8.   Notices.  Any notice required or permitted to be given under this
          -------
Agreement shall be sufficient if in writing, and if sent by registered mail to his residence in the case of the Consultant, or to its principal office in the case of the Company.

     9.   Miscellaneous.
          -------------

          (a) Assignment.  This Agreement may not be assigned by either party
              ----------
without the prior written consent of the non-assigning party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legal representatives and permitted assigns, as applicable.

          (b) Severability.  In the event that any provision of this Agreement
              ------------
is found by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be, and shall be deemed to be, modified so as to become valid and enforceable, and the remaining provisions of this Agreement shall not be affected.

          (c) Amendment; Waiver.  No modification of this Agreement shall be
              -----------------
effective unless in writing executed by all parties hereto. The failure to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of such provision or affect the right of either party to enforce each and every provision of this Agreement.

          (d) Counterparts and Facsimile Signature.  This Agreement may be
              ------------------------------------
executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Connecticut.

          (f) Entire Agreement.  This Agreement constitutes the entire Agreement
              ----------------
of the parties with respect to the subject matter hereof, and supersedes all prior agreements, representations, and promises by either party or between the parties.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                              SYNAPSE GROUP, INC.


                              By: /s/ Michael Loeb
                                  -----------------------
                                  President and CEO


                              CAMPANA LIMITED PARTNERSHIP

                                By:  BF PARTNERS, LLC


                                By: /s/ Stuart Bell
                                    ---------------------
                                    Stuart Bell, Member



                                /s/ Stuart Bell
                                -------------------------
                                Stuart Bell

                              FIRST AMENDMENT TO
                             CONSULTING AGREEMENT

     THIS FIRST AMENDMENT TO CONSULTING AGREEMENT (the "Amendment") is entered
                                                        ---------
into as of January 19, 2000 by and between SYNAPSE GROUP, INC. (formerly NEWSUB SERVICES, INC.) (the "Company"), a Delaware corporation having its principal
                      -------
office located at Four High Ridge Park, Stamford, Connecticut 06905, and CAMPANA LIMITED PARTNERSHIP, a limited partnership, and STUART BELL, a member of BF Partners LLC, the general partner of Campana Limited Partnership (Campana Limited Partnership and Mr. Bell being collectively referred to as the "Consultant"), the Consultant having an address of 688 North Wilton Road, New
 ----------
Canaan, Connecticut 06840.


                             W I T N E S S E T H :

     WHEREAS, the Company and the Consultant are parties to that Consulting Agreement dated as of December 31, 1999 (the "Agreement");
                                              ---------

     WHEREAS, the parties desire to amend and modify the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

1.   Amendment to Agreement.
     ----------------------

     (a)  Section 2.  Section 2 of the Agreement is amended and restated in its
          ---------
entirety as follows:

          "2.  Fee.  In consideration for the Services, the Company shall pay
               ---
     the Consultant a consulting fee (the "Consulting Fee") of (a) $1,314,900
                                           --------------
     (the "Cash Payment") and (b) 350,000 shares of the Company's Class B Common
           ------------
     Stock (the "Shares").  The Cash Payment shall be paid on the earliest to
                 ------
     occur of (a) January 31, 2001 or (b) within ninety (90) days of the consummation of an Initial Public Offering. As used herein, "Initial
                                                                   -------
     Public Offering" means an underwritten public offering of the Company's
     ---------------
     securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"). Certificates
                                              --------------
     representing the Shares shall be delivered to the Consultant immediately following satisfaction of the conditions specified in Section 10(g)(iv) below. The Consulting Fee constitutes the entire compensation payable to the Consultant for any and all services heretofore or hereafter rendered to the Company or its stockholders."

     (b)  Section 10(g).  Section 10 of the Agreement is hereby amended to add
          -------------
the following new subsection (g):

          "(g)  Shares.
                ------

                (i) Campana Limited Partnership shall be the record holder of the Shares. The Consultant agrees and acknowledges that the Shares are subject to that Amended and Restated Stockholders Agreement, dated as of January 12, 2000, between the Company and the Stockholders named therein.

                (ii) The Shares are being acquired for investment for the Consultant's own account and with no intention of distributing or reselling, or granting any participation in, such Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States, or any state, without prejudice, however, to the rights of the Consultant at all times to sell or otherwise dispose of all or any part of such Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under such laws, and subject, nevertheless, to the disposition of the Consultant's property being at all times within its control. If the Consultant should in the future decide to dispose of any of such Shares, the Consultant understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Consultant agrees to the imprinting, so long as required by law, of legends on certificates representing the Shares as required by any applicable state securities laws and to the following effect (and acknowledges that the Company will make a notation on its transfer books to such effect):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SYNAPSE GROUP, INC. (THE "COMPANY"), IF REQUESTED BY THE COMPANY, THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED JANUARY 12, 2000 (THE "STOCKHOLDERS AGREEMENT"), AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN. THE COMPANY

          WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF THE STOCKHOLDERS AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

               (iii) The Consultant is an "Accredited Investor" as defined in Rule 501(a) under the Securities Act."

               (iv) The Company shall not be obligated to issue the Shares until (1) such issuance is ratified by the Board of Directors of the Company and (2) the Company executes and files any amendments to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware which are necessary to authorize the issuance of the Shares or revise the anti-dilution provisions of the Company's Preferred Stock to add the issuance of the Shares as an "Excluded Transaction."

2.   Effect on Agreement.  Except as amended by this Amendment, the Agreement
     -------------------
shall remain in full force and effect. After the date of this Amendment, every reference in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

3.   Miscellaneous.
     -------------

     (a)  Successors and Assigns.
          ----------------------

  The obligations of the Company hereunder shall be binding upon its successors and assigns and shall inure to the benefit of the successors and assigns of the Consultant.

     (b)  Counterparts and Facsimile Signature.
          ------------------------------------

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     (c)  Headings.
          --------

  The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

     (d)  Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.


                              SYNAPSE GROUP, INC.


                              By: /s/ Michael Loeb
                                  ----------------------------
                                  President and CEO


                              CAMPANA LIMITED PARTNERSHIP

                                   By:  BF PARTNERS, LLC

                                   By: /s/ Stuart Bell
                                       -----------------------
                                       Stuart Bell, Member



                                   /s/ Stuart Bell
                                   ---------------------------
                                   Stuart Bell